Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Cypress Investor Holdings, L.P.
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

CYPRESS INVESTOR HOLDINGS, L.P.
By:	Cypress Investment GP, LLC, its General Partner
By:	Advent International, L.P., its Managing Member
By:	Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	Cypress Investment GP, LLC
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

CYPRESS INVESTMENT GP, LLC
By:	Advent International, L.P., its Managing Member
By:	Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII-C Limited Partnership
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII-C LIMITED PARTNERSHIP
By: GPE VIII GP S.à r.l., its General Partner
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	GPE VIII GP S.à r.l.
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

GPE VIII GP S.à r.l.
By: Advent International GPE VIII, LLC, its Manager	/s/ Justin Nuccio
By: Advent International, L.P., its Manager	Justin Nuccio, Manager
By: Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	GPE VIII CCC Co-Investment (Delaware) Limited Partnership
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

GPE VIII CCC CO-INVESTMENT (DELAWARE) LIMITED PARTNERSHIP
By:	GPE VIII GP Limited Partnership, its General Partner
By:	Advent International GPE VIII, LLC, its General Partner
By:	Advent International, L.P., its Manager
By:	Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	GPE VIII GP Limited Partnership
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

GPE VIII GP LIMITED PARTNERSHIP
By:	Advent International GPE VIII, LLC, its General Partner
By:	Advent International, L.P., its Manager
By:	Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GPE VIII, LLC
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GPE VIII, LLC
By:	Advent International, L.P., its Manager
By:	Advent International GP, LLC, its General Partner

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date

Joint Filer Information

Name of Joint Filer:	Advent International GP, LLC
Address of Joint Filer:	c/o Advent International, L.P.
Prudential Tower, 800 Boylston Street, Suite 3300
Boston, MA 02199-8069
Relationship of Joint Filer to Issuer:	10% Owner, Director
Issuer Name and Ticker or Trading Symbol:	CCC Intelligent Solutions Holdings, Inc. [ CCCS ]

Date of Earliest Transaction
(Month/Day/Year):	January 8, 2024
Designated Filer:	Advent International, L.P.

Signature:

ADVENT INTERNATIONAL GP, LLC

By: /s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

January 10, 2024
Date